November 21, 1997


Chaparral Resources, Inc.
Attn: Howard Karren, Chairman and CEO
3400 Bissonnet
Houston, Texas 77005

Gentlemen:

     1.   Subscription.   The  undersigned,                                 (the
"Subscriber"), intending to be legally bound, irrevocably applies to purchase from Chaparral Resources, Inc., a corporation organized under the laws of the State of Colorado (the "Company") (i) 75,000 shares of the Company's Series A Preferred Stock, no par value ("Series A Preferred Stock"), for a purchase price of $100.00 per share or an aggregate purchase price of Seven Million Five Hundred Thousand Dollars ($7,500,000), (ii) 75,000 shares of the Company's Series B Preferred Stock, no par value ("Series B Preferred stock"), for a purchase price of $100.00 per share (or an aggregate purchase price of Seven Million Five Hundred Thousand Dollars ($7,500,000)) and (iii) 75,000 shares of the Company's Series C Preferred Stock no par value ("Series C Preferred Stock") for a purchase price of $100.00 per share (or an aggregate purchase price of Seven Million Five Hundred Thousand Dollars ($7,500,000)). The Series A Stock, Series B Stock and Series C Preferred Stock are collectively referred to herein as the "Preferred Stock". The purchase and sale of the Preferred Stock will occur at four closings (each, a "Closing, and, collectively, the "Closings") as follows:

                    (i) the  first  Closing  shall  occur  with  respect  to the purchase and sale of 50,000 shares of Series A Preferred Stock for a purchase price of $5,000,000 as soon as practicable after the date hereof and in no event later than two business days after the Company's execution and delivery of this Subscription Agreement;

                    (ii) the second  Closing  shall  occur  with  respect to the purchase and sale of the remaining 25,000 shares of Series A Preferred Stock for a purchase price of $2,500,000 on a date mutually agreeable to the Subscriber and the Company, but in no event later than January 31, 1998;

                    (iii) the third  Closing  shall  occur  with  respect to the purchase and sale of the 75,000 shares of Series B Preferred Stock for a purchase price of $7,500,000 on a date mutually agreeable to the Subscriber and the Company, but in no event later than April 30, 1998; and

                    (iv) the fourth  Closing  shall  occur  with  respect to the purchase and sale of the 75,000 shares of Series C Preferred Stock for a purchase price of $7,500,000 on a date mutually agreeable to the Subscriber and the Company, but in no event later than June 30, 1998.

     The Preferred Stock issued hereunder shall have the rights and preferences set forth on Exhibit A hereto. The Preferred Stock is being offered to the Subscriber without registration under the Securities Act of 1933, as amended (the "Securities Act").

          2. Acceptance. The subscription shall be deemed accepted by the Company upon execution of this Agreement by the Company and receipt by the Company at each Closing of the purchase price for the Preferred Stock to be acquired at such Closing. The purchase price shall be paid at each Closing by wire transfer of immediately available funds payable to the Company.

          3. Delivery of Certificate for Shares. As soon as practicable after receipt of the purchase price at each Closing, the Company will deliver to the Subscriber a certificate or certificates representing the Preferred Stock subscribed for hereby and purchased at such Closing, registered in the name of the Subscriber.

          4. Representations Warranties and Covenants of Subscriber. In order to induce the Company to sell the Preferred Stock to the Subscriber, the Subscriber hereby represents, warrants and covenants to the Company as follows:

               (a) The Subscriber is acquiring the Preferred Stock solely for investment purposes only and not with a view to resale or distribution, or for the account, in whole or in part, of others. No other person has or will have a direct or indirect beneficial interest in the Preferred Stock.

               (b) The Subscriber recognizes the restrictions on the transferability of the Preferred Stock and the Subscriber is able to bear the substantial economic risk of an investment therein, including a complete loss thereof, for an indefinite period of time.

               (c) The Subscriber understands that the sale of the Preferred Stock hereunder is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and/or Section 4(6) thereof (and the rules and regulations promulgated under the Securities Act) and applicable state securities laws. The Subscriber will not sell or otherwise transfer any or all of the Preferred Stock without registration under the Securities Act or an exemption therefrom.

               (d) The Subscriber acknowledges and agrees that the certificate or certificates representing the Preferred Stock shall bear a legend restricting the transfer of the Preferred Stock.

               (e) The Subscriber further represents and warrants that in order to make an informed decision in connection with the purchase of the Preferred
Stock:

                    (i) the  Subscriber  has reviewed the merits and risks of an investment in the Preferred Stock; and

                    (ii) the  Subscriber  recognizes  that an  investment in the
               Preferred Stock involves a number of significant risks; the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Preferred Stock.

               (f) The Subscriber is not subscribing to purchase the Preferred Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

               (g) The Subscriber understands that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned, the undersigned's attorney and/or accountant including, but not limited to, the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1996, the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 1997, June 30, 1997 and September 30, 1997 and the Company's Current Reports on Form 8-K dated April 17, 1997, May 29, 1997 and November 6, 1997.

               (h) The Subscriber has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company and the offering of the Preferred Stock contemplated hereby, and all such questions have been answered to the full satisfaction of the undersigned.

     The representations of the Subscriber contained in this Section 4 shall be deemed to be made again at each Closing and shall be true and correct on the date of each Closing.

          5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber that the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate power and authority to own and lease its properties and to conduct its business as presently conducted. The Company further represents and warrants to the Subscriber that the issuance of the Preferred Stock has been duly authorized and, upon the issuance thereof and payment therefor in the manner provided herein, will be duly authorized, validly issued, fully-paid and non-assessable.

          6. Registration Rights.

               (a) Definitions. For purposes of this Section 6, the following terms shall have the respective meanings set forth below:

                    (i) "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                    (ii) The term "holder or holders of Registrable Stock" shall mean any holder of any Common Stock issued or issuable upon conversion of the Preferred Stock issued pursuant to this Agreement, including any transferee of any Subscriber.

                    (iii) The terms "register,"  "registered" and "registration"
               refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

                    (iv) The term "Registrable Stock" means (a) the Common Stock issuable upon conversion of the Preferred Stock issued pursuant to this Agreement; provided, however, that shares of Registrable Stock shall cease to be Registrable Stock if they are sold or transferred pursuant to a registered public offering or other transaction which does not result in restrictions on resale being imposed on the transfer by virtue of Federal or state securities laws; and provided further that Registrable Stock shall cease to be Registrable Stock if the holder could sell or transfer all such Registrable Stock held by the holder in one transaction pursuant to Rule 144 promulgated under the Securities Act.

               (b) Demand Registration.

                    (i) Upon the written request of any holder or holders ("Initiating Holders") of at least 30% of the shares of Registrable Stock, which request shall state the intended method of disposition by such Initiating Holders and shall request that the Company effect the registration of all or part of the Registrable Stock under the Securities Act, the Company shall promptly give written notice of such requested registration to all other holders, if any, of Registrable Stock. If, after the expiration of thirty days from the giving of such notice to the holders of Registrable Stock, the Company shall have received written requests to register at least 50% of the shares of Registrable Stock, which requests shall state the intended method of disposition of such securities by such holders, the Company shall use all reasonable efforts to prepare and file with the Commission a registration statement and such other documents, including a prospectus, as may be necessary to permit a public offering and sale of such Registrable Stock in the United States in compliance with the provisions of the Securities Act, all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) by the holders of the Registrable Stock so to be registered (the "Participating Holders"). If such sale of Registrable Stock is to be pursuant to an underwritten offering, the underwriter shall be selected by the Initiating Holders and shall be reasonably acceptable to the Company. If the underwriter selected determines that the number of shares of Registrable Stock so to be included is required to be limited due to market conditions or otherwise, the holders of Registrable Stock proposing to sell their shares of Registrable Stock in such underwritten registration shall share pro rata (according to the number of shares of Registrable Stock requested to be registered) in the number of shares of Registrable Stock being underwritten (as determined by such underwriter) and registered for their account. The Company shall only be required to effect one registration pursuant to this Section 6(b); provided, however, that, (i) if at the time of the exercise of the rights of a Participating Holder under this Section 6(b), the Company is not permitted by law to register all of the
               Registrable Stock, the Company may be required to effect one additional registration pursuant to this Section 6(b) and (ii) if at the time of such additional registration the Company is still not permitted by law to register all of the Registrable Stock, the Company may be required to effect one additional registration pursuant to this Section 6(b).

                    (ii) The Company shall not be required to effect any registration under this Section 6(b) within nine months after the completion of any public offering of its securities pursuant to which the holders of Registrable Stock were afforded the right to register as many shares of their Registrable Stock as requested nor within six months after any other public offering by the Company.

                    (iii) The  Company  shall  have the right to  include in any registration statement or post-effective amendment filed pursuant to this Section 6(b) other securities of the Company then proposed to be distributed, except that, to the extent consistent with the rights of other holders of the Company's securities, if and to the extent that the underwriter or underwriters acting with respect of such public offering reasonably determine that the inclusion of such other securities may substantially prejudice or hinder the offering of Registrable Stock, the number of such other securities shall be reduced or eliminated prior to any reduction in the number of shares of Registrable Stock so to be registered.

                    (iv) If the registration under this paragraph (b) is effected on a Form S-3 (or any successor form thereto), and the effectiveness of such registration statement can be maintained without significant additional expense to the Company, then the Company agrees to maintain the effectiveness of such registration statement for a period of two years after its initial effective date. Otherwise, the Company shall not be required to maintain the effectiveness of such registration statement for a period in excess of six months after its initial effective date.

               (c) Incidental Registration.

                    (i) If the Company at any time or from time to time proposes to file with the Commission a registration statement under the Securities Act with respect to any proposed distribution of any of its securities (other than a registration to be effected on Form S-4, S-8 or other similar limited purpose form), whether for sale for its own account or for the account of any other person holding registration rights with respect to the securities of the Company, then the Company shall give written notice of such proposed filing to the holders of Registrable Stock at least thirty (30) days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and shall offer the holders of Registrable Stock the opportunity to register such number of shares of Registrable Stock as the holders of Registrable Stock may request. Upon receipt by the Company by the anticipated filing date of written requests from Participating Holders for the Company to register their Registrable Stock, the Company shall permit, or in the event of an underwritten offering, shall use its best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit, the Participating Holders to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein; provided, however, that if in the opinion of the managing underwriter or underwriters of such offering, the inclusion of the total amount or kind of securities which it or the Company, and any other persons or entities, intend to include in such offering would interfere, hinder, delay, reduce or prevent the effectiveness or sale of the Company's shares of Common Stock proposed to be so registered or would otherwise adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of the Company and each holder of Common Stock (including without limitation Registrable Stock) or securities convertible into or exercisable for Common Stock proposed to be registered (other than any persons exercising demand registration rights) shall be reduced (or eliminated) in proportion to their respective values to the extent necessary to reduce the total amount of securities to be included in such offering on behalf of such holders of securities to the amount recommended by such managing underwriter. For purposes of this Section, "value" shall mean principal amount with respect to debt securities and the proposed offering price per share with respect to equity securities. Notwithstanding the foregoing, if, at any time after giving written notice of its intention to register Common Stock or other securities convertible into or exercisable for Common Stock and prior to the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to the Participating Holders, (i) in the case of a determination not to effect registration, relieve itself of its obligations to register any Registrable Stock in connection with such registration, or (ii) in the case of determination to delay the registration, delay the registration of such Registrable Stock for the same period as the delay in the registration of such other shares of Common Stock or other securities convertible into or exercisable for Common Stock.

                    (ii) Exception. The Company shall not be required to include any of the Registrable Stock of a Participating Holder in any registration statement or post-effective amendment prepared at its own instance unless such Participating Holder shall furnish such information and sign such documents as may be required by the Commission or reasonably requested by the Company in accordance with generally accepted practices, in connection with such proposed distribution.

               (d) Covenants of the Company with Respect to Registration. In connection with any registration under this Section 6, the Company shall, as expeditiously as is reasonably possible:

                    (i) Prepare and file with the Commission a registration statement with respect to such Participating Holders and, subject to the last sentence of Section 6(c)(i) hereof, use its best efforts to cause such registration statement to become effective.

                    (ii) Prepare and file with the  Commission  such  amendments and supplements to such registration statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement.

                    (iii) Furnish to the  Participating  Holders such numbers of copies of a prospectus, including, if applicable, a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling shareholders may reasonably request in order to facilitate the disposition of Registrable Stock owned by the Participating Holders.

                    (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as shall be reasonably requested by the Participating Holders, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (v) in the event of any underwritten public offering,  enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Participating Holders shall also enter into and perform their obligations under such an agreement.

                    (vi) Notify the  Participating  Holders,  at any time when a prospectus relating to Registrable Stock covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (e) The Company shall pay all costs, fees and expenses in connection with all registration statements filed under this Section 6 including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses, but not including the fees and expenses of counsel and accountants and advisors for the Participating Holders in connection with such registration. However, the Company shall not pay for underwriting discounts and commissions and underwriters' expenses allocable to the Registrable Stock being registered or state transfer taxes.

               (f) Indemnification.

                    (i) The Company shall indemnify each  Participating  Holder, its officers and directors and any person controlling it within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, against any loss, claim, damage, expense or liability (including without limitation all expenses reasonably incurred in investigating, preparing, or defending against any claim whatsoever, such expenses to be reimbursed by the Company as they are incurred) to which it may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any amendments or supplements thereto in which Registrable Stock is included or in any application, statement or other document filed by the Company with the Commission or any securities exchange or in any jurisdiction in connection with qualifying such shares under the securities laws thereof, or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Holder or an underwriter expressly for use in any such registration statement or other document.

                    (ii) Each Participating Holder shall, as a condition to such registration of Registrable Stock, agree to indemnify the Company, its officers and directors and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any loss, claim, damage or expense or liability (including without limitation all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever, such expenses to be reimbursed by the undersigned as they are incurred) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon
               (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any amendments or supplements thereto in which Registrable Stock is included or in any application, statement or other document filed by the Company with the Commission or any securities exchange or in any jurisdiction in connection with qualifying such shares under the securities laws thereof, or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided in each case that such statement or omission is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Holder expressly for use in any such registration statement or other document.

                    (iii)   Promptly   upon   receipt   by  a   party   claiming
               indemnification hereunder of notice of the commencement of any action involving a claim referred to above, such indemnified party will, if a claim in respect thereof is to be made against a party which may be required to indemnify such party hereunder, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of such action, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. Except as set forth herein, the indemnified party and any party cooperating in the defense of such claim shall not settle or compromise any such claim or admit liability without the express written consent of the indemnifying party. The indemnified party shall have the right to be represented by an advisory counsel and accountants, at its own expense, and the indemnified party shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not the indemnified party is so represented.

               Notwithstanding the foregoing, the indemnified party may immediately cause to be paid or discharged any asserted claim the non-payment of which would have an immediate substantial adverse impact on the indemnified party and any claim which the indemnifying party has not disputed within thirty days of notice as provided above.

                    (iv) If the  indemnification  provided  for in this  Section
               6(f) is unavailable or insufficient to hold harmless an indemnified party under such Section in respect of any losses, claims, damages or liabilities or action in respect thereof or referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Participating Holder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give the notice required under such Section. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company on the one hand, or the Participating Holders on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Participating Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(f)(iv) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentations.

                    (v) The  obligations  of the Company  and the  Participating
               Holder under this Section 6(f) shall survive the completion of any offering of Registrable Stock in a registration statement under this Section 6.

                    (vi) The rights of indemnification contained in this Section
               6 shall not be deemed to be the exclusive remedy of the parties hereto and such rights shall be in addition to any other rights or remedies which any party hereto may have at law or equity.

               (g) Assignment of Registration Rights. The undersigned's rights and obligations set forth in this Section 6 shall automatically be deemed assigned to any transferee or assignee of Registrable Stock, provided that immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act; provided however, that, the termination of registration rights in respect of any shares of Registrable Stock by reason of the operation of Section 6(a) shall be binding upon any transferee of such shares. Upon the request of any such holder, the Company will confirm in writing to any transferee of such holder's Registrable Stock the Company's continuing obligation to afford such transferee the benefits of the Company's agreements contained in this Section 6, but no failure of the Company to confirm such obligations shall in any way impair such transferee's rights under this Section 6.

     7. Information Rights. As long as the Subscriber holds at least 10% of the Preferred Stock acquired hereunder, the Company will provide the Subscriber with the Company's audited financial statements within 10 days after such financial statements are filed with the Commission.

     8. Confidentiality. The Subscriber shall hold and shall cause its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning the Company furnished to it (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources by the party to which it was furnished), and Subscriber shall not release or disclose such information to any other person or entity, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. Subscriber shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied to it if it exercises the same care as it takes to preserve confidentiality for its own similar information.


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


     9. Governing Law. This Agreement has been made in, and shall be construed in accordance with, the laws of the State of Texas applicable to contracts made and to be fully performed therein.

     10. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all negotiations, representations and other agreements made by and between such parties with respect hereto.

     11. Assignment. The Subscriber may assign its rights to acquire shares of Preferred Stock hereunder with the prior written consent of the Company, which consent shall not be unreasonably withheld.





                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     Taxpayer Identification Number :

                                     -------------------------------------------

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------




Agreed to and accepted
 this 24th day of November, 1997.

CHAPARRAL RESOURCES, INC.



By:
   -----------------------------
Name: Howard Karren
Title: Chairman & CEO




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